Exhibit 10.26.1

SECOND AMENDED AND RESTATED

CRUDE OIL GATHERING AGREEMENT

SECOND AMENDED AND RESTATED

AGREEMENT ADDENDUM 03

MUSTANG

This SECOND AMENDED AND RESTATED AGREEMENT ADDENDUM 03 (this “Agreement Addendum”) (a) shall be effective as among the Persons named below as “Producer” and “Midstream Co” as of the date specified below as the “Effective Date,” (b) incorporates the Second Amended and Restated Agreement Terms and Conditions Relating to Crude Oil Gathering Services (the “Agreement Terms and Conditions”), which were last amended effective as of March 31, 2016, and recorded in the real property records of Weld County, Colorado, on                     as                     , and (c) together with the Agreement Terms and Conditions, shall constitute one contract and shall be the Agreement of the Parties. Except as otherwise set forth herein (i) all terms shall have the meanings assigned to such terms in the Agreement Terms and Conditions, and (ii) all references to Exhibits, Appendices, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Appendices, Articles, Sections, subsections and other subdivisions of or to the Agreement Terms and Conditions.

Producer desires to contract with Midstream Co for Midstream Co to provide the Services utilizing the Individual System, and Midstream Co desires to provide the Services to Producer, on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements in this Agreement, Midstream Co and Producer hereby agree as follows:

Producer	Noble Energy, Inc., a Delaware corporation

Midstream Co	Green River DevCo LP, a Delaware limited partnership

Parties	The term “Party” or “Parties” shall refer to the Producer and Midstream Co identified in this Agreement Addendum

Effective Date	March 31, 2016

Agreement Addendum 03 – Page 1

Second Amended and Restated Crude Oil Gathering Agreement

Dedication Area	The Mustang integrated development plan area, as such area was defined by Producer on the Effective Date, and which consists of the following areas within Weld County, Colorado

Township	Range	Sections
T4N	R64W	1-3, 10-15, 22-27, 32-36
T4N	R63W	2-11, 14-23 26-35
T3N	R63W	4-9, 16-21, 28-33
T3N	R64W	ALL
T3N	R65W	1-3, 10-15, 22-27, 34-36
T2N	R64W	ALL
T2N	R63W	3-9, 16-21, 28-33

Except and excluding the wells, leases and other acreage described in the property exhibits attached to the Releases of Dedication.

Individual Fee	The Individual Fee shall be determined by the Parties prior to Services being provided by Midstream Co to Producer in the Dedication Area.

Additional Revisions

NONE

Notices and Payments

Notice Address – General Matters & Correspondence

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:      Chief Financial Officer

                      John F. Bookout, IV

Telephone:    (832) 639-7134

Email:            John.Bookout@nblenergy.com

Producer:

Noble Energy, Inc.

1625 Broadway, Ste 2200

Denver, CO 80202

Attention:    Director of USO Finance,

                    Gerald Free

Telephone:  (303) 228-4174

Email:   Gerald.Free@nblenergy.com

Agreement Addendum 03 – Page 2

Second Amended and Restated Crude Oil Gathering Agreement

Notice Address – Operational Matters

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:     Chief Operating Officer

                      John C. Nicholson

Telephone:    (281) 876-6186

Email:           John.Nicholson@nblenergy.com

Producer:

Noble Energy, Inc.

1625 Broadway, Ste 2200

Denver, CO 80202

Attention:    Vice President – DJ Business Unit

                     Mark Patteson

Notice Address – Force Majeure and Marketing interruptions

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:      Chief Operating Officer

                      John C. Nicholson

Telephone:    (281) 876-6186

Email:            John.Nicholson@nblenergy.com

Producer:

Noble Energy, Inc.

1625 Broadway, Ste 2200

Denver, CO 80202

Attention:    DeLynne Barrow

Telephone:   (303) 228-4222

Email:    Delynne.Barrow@nblenergy.com

Agreement Addendum 03 – Page 3

Second Amended and Restated Crude Oil Gathering Agreement

Notice Address – Invoicing Matters

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:  Ian Dams

Telephone:  (832) 639-7406

Email:  ian.dams@nblenergy.com

Producer:

1001 Noble Energy Way

Houston, TX 77070

Attention:        Director of Revenue Accounting

                        John Nedelka

Telephone:      (281) 872-3120

Email:        John.Nedelka@nblenergy.com

Payments by Electronic Funds Transfer

Midstream Co:

ABA for wire: 021000021

ABA for ACH: 111000614

Account Number: 780162330

Account Name: Green River DevCo LP

Financial Institution: JP Morgan

Bank Swift: CHASUS33

Producer:

ABA/Routing Number: 021000021

Account Number: 08805135066

Account Name: Noble Energy, Inc.

Financial Institution: JP Morgan

Bank Swift: CHASUS33

Marketing Notice – Midstream Co	Attention: Oil Marketing Department Noble Energy, Inc. 1625 Broadway, Ste 2200 Denver, CO 80202

(End of Agreement Addendum 03)

Agreement Addendum 03 – Page 4

Second Amended and Restated Crude Oil Gathering Agreement

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals to be effective as of the Effective Date.

“Producer”

NOBLE ENERGY, INC.

By:	/s/ Gary W. Willingham
Gary W. Willingham
Executive Vice President

STATE OF TEXAS	)
) ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 26th day of April, 2016, by Gary W. Willingham, Executive Vice President of Noble Energy, Inc., a Delaware corporation, on behalf of said corporation.

/s/ Vickie L. Graham
Notary Public in and for the State of Texas

Agreement Addendum 03 – SignaturePage 1

Amended and Restated Crude Oil Gathering Agreement

“Midstream Co”

GREEN RIVER DEVCO LP By: Green River DevCo GP LLC By: Noble Midstream Services, LLC

By: /s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

STATE OF COLORADO	)
) ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this 26th day of April, 2016, by Terry R. Gerhart, Chief Executive Officer of Noble Midstream Services, LLC, a Delaware limited liability company, which is the sole member of Green River DevCo GP LLC, which is the general partner of Green River DevCo LP, a Delaware limited partnership, on behalf of said company.

/s/ Joanne Garner
Notary Public in and for the State of Texas

Agreement Addendum 03 – Signature Page 2

Amended and Restated Crude Oil Gathering Agreement